SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 20:SUBSEQUENT EVENTS

a.On January 20, 2021, the Company closed a follow on offering whereby 6,487,000 ordinary shares were sold by the Company to the public, (inclusive of 748,500 ordinary shares pursuant to the full exercise of an overallotment option granted to the underwriters). The aggregate proceeds, net of underwriting discounts and other offering cost, received by the Company from the offering were approximately $61,126.

b.On March 8, 2021, the Company early repaid the full amount of its loan facility with bank Mizrachi or a principal amount of $8,333 together with the accumulated interest up to this date as per the agreement.